Deutsche Bank @-

INDB 2005-AR1-

Preliminary Collateral Analysis-

Freddie Conforming-

611 records-

Balance: 108,496,921-

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Selection Criteria: Freddie Conforming-

Table of Contents-

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1. Summary Statistics-

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As-of / Cut-off Date: 2005-09-01-

Delinquency / Cut-off Date: 2005-09-01-

Number of Loans: 611-

Total Current Balance: 108,496,921.15-

Maximum Balance: 492,000.00-

Minimum Balance: 23,850.00-

Average Current Balance: 177,572.70-

Weighted Average Current Balance: 220,717.51-

Weighted Average Coupon: 6.849-

Weighted Average Lender Paid MI: 0.000-

Weighted Average Net Coupon: 6.474-

Maximum Coupon: 11.500-

Minimum Coupon: 4.375-

Weighted Average Margin: 4.283-

Weighted Average Maximum Rate: 12.905-

Weighted Average Minimum Rate: 4.278-

Weighted Average Months to Roll: 39-

Weighted Average Original Term: 360.00-

Weighted Average Original IO Term: 43.98-

Weighted Average Remaining Term: 358.78-

Weighted Average Seasoning: 1.22-

Top 5 States: CA(21%),FL(16%),MD(6%),VA(5%),GA(5%)-

Top 5 Zip Codes: 94806(1%),85027(1%),22310(1%),92377(1%),20904(1%)-

Weighted Average FICO Score: 671.1-

Weighted Average Orig CLTV: 80.88-

Weighted Average Orig Frequency CLTV: 86.96-

% of portfolio with CLTV over 80%: 31.98-

% of portfolio with CLTV over 80% & no MI: 29.36-

% with LPMI: 0.00-

Weighted Average LPMI: 0.000-

% of portfolio Conforming: 100.00-

% of portfolio Jumbo: 0.00-

% of portfolio with Full/Alt Docs: 37.81-

% Owner Occupied: 65.1-

% Fixed Rate: 0.0-

% IO: 71.1-

% Seconds: 0.0-

% of Total Pool - Simultaneous Seconds: 34.1-

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2. Current Principal Balance ($)-

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-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Current-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Principal-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Balance ($)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

20,000.01 - 40,000.00-380,130.28-0.35-12-1.96-31,677.52-8.554-5.181-14.554-28-360.00-359.42-0.58-86.34-88.42-657.6-32.1-10.0-0.0-0.0

40,000.01 - 60,000.00-1,425,498.49-1.31-29-4.75-49,155.12-8.286-5.797-14.364-28-360.00-358.92-1.08-88.11-91.12-677.5-34.6-22.4-0.0-6.8

60,000.01 - 80,000.00-2,058,275.12-1.90-29-4.75-70,975.00-7.576-5.037-13.712-32-360.00-358.70-1.30-84.35-89.79-677.9-33.7-38.4-0.0-36.1

80,000.01 - 100,000.00-3,336,442.95-3.08-37-6.06-90,174.13-7.311-4.743-13.447-34-360.00-358.58-1.42-82.94-93.13-679.0-40.5-57.5-0.0-51.3

100,000.01 - 120,000.00-8,127,412.37-7.49-74-12.11-109,829.90-6.996-4.671-13.116-35-360.00-358.94-1.06-81.48-93.66-672.0-48.7-74.6-0.0-68.3

120,000.01 - 140,000.00-10,901,622.19-10.05-83-13.58-131,344.85-6.972-4.481-13.080-36-360.00-358.80-1.20-81.14-94.14-668.0-42.0-74.5-0.0-80.4

140,000.01 - 160,000.00-8,025,228.56-7.40-54-8.84-148,615.34-6.492-3.942-12.621-41-360.00-358.91-1.09-79.64-92.12-674.3-38.8-79.6-0.0-75.8

160,000.01 - 180,000.00-4,810,046.66-4.43-28-4.58-171,787.38-6.875-4.114-12.947-39-360.00-358.76-1.24-82.11-86.27-661.1-46.5-71.8-0.0-68.4

180,000.01 - 200,000.00-8,033,729.93-7.40-42-6.87-191,279.28-7.186-4.842-13.233-38-360.00-358.78-1.22-82.66-86.01-678.3-37.7-45.2-0.0-55.1

200,000.01 - 220,000.00-7,547,177.50-6.96-36-5.89-209,643.82-6.663-4.342-12.690-40-360.00-358.81-1.19-79.45-84.08-668.0-39.0-69.5-0.0-83.6

220,000.01 - 240,000.00-8,570,940.31-7.90-37-6.06-231,647.04-6.778-4.027-12.806-41-360.00-358.89-1.11-78.62-81.94-661.0-32.8-68.0-0.0-73.5

240,000.01 - 260,000.00-6,495,352.02-5.99-26-4.26-249,821.23-6.623-4.046-12.701-41-360.00-358.80-1.20-80.66-85.35-673.3-53.8-80.5-0.0-92.3

260,000.01 - 280,000.00-9,014,439.28-8.31-33-5.40-273,164.83-6.648-3.709-12.648-44-360.00-358.46-1.54-80.51-84.00-676.9-27.4-63.8-0.0-78.8

280,000.01 - 300,000.00-6,104,601.01-5.63-21-3.44-290,695.29-6.803-4.414-12.803-37-360.00-359.10-0.90-81.00-82.41-662.1-42.7-61.8-0.0-61.6

300,000.01 - 320,000.00-7,129,469.77-6.57-23-3.76-309,976.95-6.669-4.177-12.713-40-360.00-358.91-1.09-82.11-86.74-656.4-43.5-69.7-0.0-78.1

320,000.01 - 340,000.00-6,938,469.97-6.40-21-3.44-330,403.33-6.724-4.344-12.724-39-360.00-358.76-1.24-79.71-82.57-674.2-42.9-52.5-0.0-66.7

340,000.01 - 360,000.00-6,984,668.16-6.44-20-3.27-349,233.41-6.840-4.141-12.840-43-360.00-358.80-1.20-80.01-83.83-676.6-15.1-64.9-0.0-64.9

360,000.01 - 380,000.00-370,800.00-0.34-1-0.16-370,800.00-8.375-6.000-14.375-24-360.00-360.00-0.00-90.00-90.00-713.0-0.0-0.0-0.0-0.0

380,000.01 - 400,000.00-382,116.58-0.35-1-0.16-382,116.58-7.250-2.750-13.250-34-360.00-358.00-2.00-79.59-85.00-769.0-0.0-0.0-0.0-100.0

440,000.01 - 460,000.00-893,500.00-0.82-2-0.33-446,750.00-6.186-2.750-12.186-56-360.00-355.50-4.50-79.43-86.59-715.6-0.0-50.1-0.0-100.0

460,000.01 - 480,000.00-475,000.00-0.44-1-0.16-475,000.00-6.250-2.750-12.250-58-360.00-358.00-2.00-67.19-67.19-643.0-0.0-0.0-0.0-100.0

480,000.01 - 500,000.00-492,000.00-0.45-1-0.16-492,000.00-6.375-2.750-12.375-59-360.00-

359.00-1.00-80.00-80.00-696.0-0.0-100.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 23,850.00-

Maximum: 492,000.00-

Average: 177,572.70-

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3. Original Principal Balance ($)-

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-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Original-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Principal-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Balance ($)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

20,001 - 40,000-380,130.28-0.35-12-1.96-31,677.52-8.554-5.181-14.554-28-360.00-359.42-0.58-86.34-88.42-657.6-32.1-10.0-0.0-0.0

40,001 - 60,000-1,425,498.49-1.31-29-4.75-49,155.12-8.286-5.797-14.364-28-360.00-358.92-1.08-88.11-91.12-677.5-34.6-22.4-0.0-6.8

60,001 - 80,000-2,058,275.12-1.90-29-4.75-70,975.00-7.576-5.037-13.712-32-360.00-358.70-1.30-84.35-89.79-677.9-33.7-38.4-0.0-36.1

80,001 - 100,000-3,336,442.95-3.08-37-6.06-90,174.13-7.311-4.743-13.447-34-360.00-358.58-1.42-82.94-93.13-679.0-40.5-57.5-0.0-51.3

100,001 - 120,000-8,127,412.37-7.49-74-12.11-109,829.90-6.996-4.671-13.116-35-360.00-358.94-1.06-81.48-93.66-672.0-48.7-74.6-0.0-68.3

120,001 - 140,000-10,901,622.19-10.05-83-13.58-131,344.85-6.972-4.481-13.080-36-360.00-358.80-1.20-81.14-94.14-668.0-42.0-74.5-0.0-80.4

140,001 - 160,000-8,025,228.56-7.40-54-8.84-148,615.34-6.492-3.942-12.621-41-360.00-358.91-1.09-79.64-92.12-674.3-38.8-79.6-0.0-75.8

160,001 - 180,000-4,810,046.66-4.43-28-4.58-171,787.38-6.875-4.114-12.947-39-360.00-358.76-1.24-82.11-86.27-661.1-46.5-71.8-0.0-68.4

180,001 - 200,000-8,033,729.93-7.40-42-6.87-191,279.28-7.186-4.842-13.233-38-360.00-358.78-1.22-82.66-86.01-678.3-37.7-45.2-0.0-55.1

200,001 - 220,000-7,547,177.50-6.96-36-5.89-209,643.82-6.663-4.342-12.690-40-360.00-358.81-1.19-79.45-84.08-668.0-39.0-69.5-0.0-83.6

220,001 - 240,000-8,570,940.31-7.90-37-6.06-231,647.04-6.778-4.027-12.806-41-360.00-358.89-1.11-78.62-81.94-661.0-32.8-68.0-0.0-73.5

240,001 - 260,000-6,495,352.02-5.99-26-4.26-249,821.23-6.623-4.046-12.701-41-360.00-358.80-1.20-80.66-85.35-673.3-53.8-80.5-0.0-92.3

260,001 - 280,000-9,014,439.28-8.31-33-5.40-273,164.83-6.648-3.709-12.648-44-360.00-358.46-1.54-80.51-84.00-676.9-27.4-63.8-0.0-78.8

280,001 - 300,000-6,104,601.01-5.63-21-3.44-290,695.29-6.803-4.414-12.803-37-360.00-359.10-0.90-81.00-82.41-662.1-42.7-61.8-0.0-61.6

300,001 - 320,000-7,129,469.77-6.57-23-3.76-309,976.95-6.669-4.177-12.713-40-360.00-358.91-1.09-82.11-86.74-656.4-43.5-69.7-0.0-78.1

320,001 - 340,000-6,938,469.97-6.40-21-3.44-330,403.33-6.724-4.344-12.724-39-360.00-358.76-1.24-79.71-82.57-674.2-42.9-52.5-0.0-66.7

340,001 - 360,000-6,984,668.16-6.44-20-3.27-349,233.41-6.840-4.141-12.840-43-360.00-358.80-1.20-80.01-83.83-676.6-15.1-64.9-0.0-64.9

360,001 - 380,000-370,800.00-0.34-1-0.16-370,800.00-8.375-6.000-14.375-24-360.00-360.00-

0.00-90.00-90.00-713.0-0.0-0.0-0.0-0.0

380,001 - 400,000-382,116.58-0.35-1-0.16-382,116.58-7.250-2.750-13.250-34-360.00-358.00-2.00-79.59-85.00-769.0-0.0-0.0-0.0-100.0

440,001 - 460,000-893,500.00-0.82-2-0.33-446,750.00-6.186-2.750-12.186-56-360.00-355.50-4.50-79.43-86.59-715.6-0.0-50.1-0.0-100.0

460,001 - 480,000-475,000.00-0.44-1-0.16-475,000.00-6.250-2.750-12.250-58-360.00-358.00-2.00-67.19-67.19-643.0-0.0-0.0-0.0-100.0

480,001 - 500,000-492,000.00-0.45-1-0.16-492,000.00-6.375-2.750-12.375-59-360.00-359.00-1.00-80.00-80.00-696.0-0.0-100.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 23,850.00-

Maximum: 492,000.00-

Average: 177,620.59-

Total: 108,526,180.22-

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4. Mortgage Rate (%)-

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-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Mortgage-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Rate (%)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

4.000 - 4.499-208,000.00-0.19-1-0.16-208,000.00-4.375-5.500-10.375-20-360.00-356.00-4.00-80.00-100.00-678.0-100.0-100.0-0.0-100.0

5.000 - 5.499-3,042,302.58-2.80-15-2.45-202,820.17-5.227-3.962-11.409-35-360.00-358.28-1.72-78.16-86.03-663.5-65.3-100.0-0.0-89.1

5.500 - 5.999-17,481,935.50-16.11-83-13.58-210,625.73-5.746-3.545-11.822-46-360.00-358.60-1.40-75.77-82.73-666.1-43.7-86.9-0.0-82.0

6.000 - 6.499-22,516,137.17-20.75-114-18.66-197,509.98-6.214-3.807-12.319-44-360.00-358.78-1.22-76.45-83.76-664.9-44.0-86.5-0.0-86.6

6.500 - 6.999-26,184,190.56-24.13-139-22.75-188,375.47-6.685-3.976-12.753-42-360.00-358.63-1.37-80.96-89.25-667.5-47.5-78.6-0.0-86.3

7.000 - 7.499-10,810,232.16-9.96-67-10.97-161,346.75-7.186-4.315-13.186-38-360.00-358.96-1.04-82.68-88.65-678.9-35.3-55.2-0.0-80.8

7.500 - 7.999-10,414,779.20-9.60-65-10.64-160,227.37-7.691-5.005-13.691-34-360.00-358.89-1.11-86.14-89.58-677.1-31.6-35.4-0.0-56.9

8.000 - 8.499-8,213,262.25-7.57-55-9.00-149,332.04-8.203-5.488-14.203-28-360.00-359.12-0.88-86.11-89.11-672.0-12.0-22.1-0.0-18.7

8.500 - 8.999-6,458,909.70-5.95-46-7.53-140,411.08-8.671-5.883-14.671-24-360.00-359.14-0.86-88.82-89.28-687.0-7.4-8.3-0.0-15.1

9.000 - 9.499-2,585,169.17-2.38-18-2.95-143,620.51-9.141-5.914-15.141-31-360.00-359.15-0.85-89.93-90.19-708.4-8.3-4.8-0.0-13.1

9.500 - 9.999-262,675.86-0.24-6-0.98-43,779.31-9.612-6.421-15.612-23-360.00-359.01-0.99-90.00-90.00-646.5-0.0-0.0-0.0-0.0

10.500 - 10.999-59,327.00-0.05-1-0.16-59,327.00-10.625-4.000-16.625-60-360.00-360.00-0.00-95.00-95.00-731.0-100.0-0.0-0.0-0.0

11.500 - 11.999-260,000.00-0.24-1-0.16-260,000.00-11.500-2.750-17.500-35-360.00-359.00-1.00-80.00-80.00-644.0-0.0-0.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 4.375-

Maximum: 11.500-

Weighted Average: 6.849-

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5. Original Terms (mos.)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Original-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Terms-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(mos.)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

301 - 360-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 360-

Maximum: 360-

Weighted Average: 360.00-

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6. Remaining Terms (mos.)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Remaining-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Terms-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(mos.)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

301 - 360-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 355-

Maximum: 360-

Weighted Average: 358.78-

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7. Seasoning (mos.)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Seasoning-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(mos.)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

0-26,193,005.00-24.14-154-25.20-170,084.45-7.023-4.431-13.023-40-360.00-360.00-0.00-80.39-86.22-667.4-36.0-66.6-0.0-68.1

1-46,250,560.03-42.63-256-41.90-180,666.25-6.946-4.330-12.968-41-360.00-359.00-1.00-80.44-85.95-670.5-34.7-61.3-0.0-69.2

2-27,945,602.90-25.76-160-26.19-174,660.02-6.658-4.060-12.831-38-360.00-358.00-2.00-80.62-87.74-674.3-34.6-68.8-0.0-70.3

3-3,555,558.17-3.28-21-3.44-169,312.29-6.780-4.483-12.836-34-360.00-357.00-3.00-87.13-94.40-673.5-70.4-73.2-0.0-97.1

4-3,501,893.07-3.23-16-2.62-218,868.32-5.939-4.547-11.939-33-360.00-356.00-4.00-84.10-91.52-660.2-79.3-83.0-0.0-89.3

5-1,050,301.98-0.97-4-0.65-262,575.50-6.644-2.969-12.644-46-360.00-355.00-5.00-87.05-88.52-733.4-57.6-7.3-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 0-

Maximum: 5-

Weighted Average: 1.22-

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Top-

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-

-

8. Lien Position-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Lien-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Position-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

1st Lien-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

-

-

-

9. First Liens with Junior Liens-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-

Weighted-Average-OriginalPercent-Percent-Percent-

First Liens with-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Junior Liens-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

N-71,522,832.55-65.92-376-61.54-190,220.30-7.037-4.254-13.046-41-360.00-358.80-1.20-81.42-81.42-673.6-28.2-48.2-0.0-62.6

Y-36,974,088.60-34.08-235-38.46-157,336.55-6.487-4.340-12.633-36-360.00-358.75-1.25-79.82-97.67-666.4-56.4-97.9-0.0-87.5

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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-

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10. Original Loan-to-Value Ratio (%) (First Liens Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Original-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Loan-to-Value-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Ratio (%) (First Liens Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

0.01 - 50.00-1,441,000.00-1.33-7-1.15-205,857.14-6.011-3.191-12.011-54-360.00-359.63-0.37-39.42-39.42-656.8-0.0-100.0-0.0-79.2

50.01 - 55.00-492,000.00-0.45-3-0.49-164,000.00-5.959-2.750-11.959-60-360.00-360.00-0.00-53.15-53.15-660.1-0.0-0.0-0.0-100.0

55.01 - 60.00-610,800.00-0.56-3-0.49-203,600.00-5.699-3.607-11.699-47-360.00-359.34-0.66-59.31-59.31-631.1-34.3-68.0-0.0-100.0

60.01 - 65.00-3,511,374.03-3.24-15-2.45-234,091.60-6.054-3.776-12.054-47-360.00-358.65-1.35-63.93-63.93-664.9-5.6-49.1-0.0-44.0

65.01 - 70.00-5,112,668.65-4.71-23-3.76-222,289.94-6.371-3.403-12.427-50-360.00-358.89-1.11-69.07-69.63-669.1-25.1-51.6-0.0-82.5

70.01 - 75.00-5,514,539.86-5.08-23-3.76-239,762.60-6.497-3.437-12.464-50-360.00-358.69-1.31-74.16-76.66-662.6-30.4-72.6-0.0-82.8

75.01 - 80.00-57,119,482.88-52.65-328-53.68-174,144.76-6.550-3.835-12.654-43-360.00-358.75-1.25-79.71-90.95-667.5-40.1-85.3-0.0-86.9

80.01 - 85.00-4,886,295.12-4.50-24-3.93-203,595.63-6.619-5.356-12.619-28-360.00-358.97-1.03-84.18-84.18-667.9-65.1-60.6-0.0-60.6

85.01 - 90.00-24,494,959.39-22.58-155-25.37-158,032.00-7.910-5.660-13.910-27-360.00-358.99-1.01-89.81-89.88-682.2-28.2-21.1-0.0-28.3

90.01 - 95.00-5,313,801.22-4.90-30-4.91-177,126.71-7.186-4.351-13.186-38-360.00-357.62-2.38-94.92-94.92-686.6-87.8-66.3-0.0-94.7

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 22.50-

Maximum: 95.00-

Weighted Average by Original Balance: 80.88-

Weighted Average by Current Balance: 80.88-

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-

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11. Ratio (%) (Second Liens Only)-

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Top-

-

-

-

12. Combined Original Loan-to-Value Ratio (%)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Combined-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Original-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Loan-to-Value Ratio (%)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

<= 50.00-1,441,000.00-1.33-7-1.15-205,857.14-6.011-3.191-12.011-54-360.00-359.63-0.37-39.42-39.42-656.8-0.0-100.0-0.0-79.2

50.01 - 55.00-492,000.00-0.45-3-0.49-164,000.00-5.959-2.750-11.959-60-360.00-360.00-0.00-53.15-53.15-660.1-0.0-0.0-0.0-100.0

55.01 - 60.00-610,800.00-0.56-3-0.49-203,600.00-5.699-3.607-11.699-47-360.00-359.34-0.66-59.31-59.31-631.1-34.3-68.0-0.0-100.0

60.01 - 65.00-3,511,374.03-3.24-15-2.45-234,091.60-6.054-3.776-12.054-47-360.00-358.65-1.35-63.93-63.93-664.9-5.6-49.1-0.0-44.0

65.01 - 70.00-5,112,668.65-4.71-23-3.76-222,289.94-6.371-3.403-12.427-50-360.00-358.89-1.11-69.07-69.63-669.1-25.1-51.6-0.0-82.5

70.01 - 75.00-5,514,539.86-5.08-23-3.76-239,762.60-6.497-3.437-12.464-50-360.00-358.69-1.31-74.16-76.66-662.6-30.4-72.6-0.0-82.8

75.01 - 80.00-57,119,482.88-52.65-328-53.68-174,144.76-6.550-3.835-12.654-43-360.00-358.75-1.25-79.71-90.95-667.5-40.1-85.3-0.0-86.9

80.01 - 85.00-4,886,295.12-4.50-24-3.93-203,595.63-6.619-5.356-12.619-28-360.00-358.97-1.03-84.18-84.18-667.9-65.1-60.6-0.0-60.6

85.01 - 90.00-24,494,959.39-22.58-155-25.37-158,032.00-7.910-5.660-13.910-27-360.00-358.99-1.01-89.81-89.88-682.2-28.2-21.1-0.0-28.3

90.01 - 95.00-5,313,801.22-4.90-30-4.91-177,126.71-7.186-4.351-13.186-38-360.00-357.62-2.38-94.92-94.92-686.6-87.8-66.3-0.0-94.7

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 22.50-

Maximum: 95.00-

Weighted Average by Original Balance: 80.88-

Weighted Average by Current Balance: 80.88-

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Top-

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-

-

13. Combined Original Loan-to-Value Ratio (%) Frequency-

-

-WeightedWeighted-Weighted-

Combined% byWeighted-Average-Weighted-AverageWeighted-Average-

Original-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-

Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Loan-to-Value Ratio (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Frequency-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

<= 50.00-1,441,000.00-1.33-7-1.15-205,857.14-6.011-3.191-12.011-54-360.00-359.63-0.37-39.42-39.42-656.8-0.0-100.0-0.0-79.2

50.01 - 55.00-492,000.00-0.45-3-0.49-164,000.00-5.959-2.750-11.959-60-360.00-360.00-0.00-53.15-53.15-660.1-0.0-0.0-0.0-100.0

55.01 - 60.00-610,800.00-0.56-3-0.49-203,600.00-5.699-3.607-11.699-47-360.00-359.34-0.66-59.31-59.31-631.1-34.3-68.0-0.0-100.0

60.01 - 65.00-3,511,374.03-3.24-15-2.45-234,091.60-6.054-3.776-12.054-47-360.00-358.65-1.35-63.93-63.93-664.9-5.6-49.1-0.0-44.0

65.01 - 70.00-5,009,668.65-4.62-22-3.60-227,712.21-6.348-3.352-12.405-51-360.00-358.87-1.13-69.09-69.09-669.3-25.6-50.6-0.0-82.2

70.01 - 75.00-4,880,539.86-4.50-21-3.44-232,406.66-6.620-3.324-12.583-51-360.00-358.73-1.27-74.19-74.19-663.0-27.0-69.0-0.0-80.6

75.01 - 80.00-21,166,209.95-19.51-98-16.04-215,981.73-6.657-3.004-12.681-54-360.00-358.76-1.24-79.42-79.42-669.4-11.3-62.9-0.0-84.9

80.01 - 85.00-5,268,411.70-4.86-25-4.09-210,736.47-6.664-5.167-12.664-28-360.00-358.90-1.10-83.85-84.24-675.2-60.4-56.2-0.0-63.4

85.01 - 90.00-28,972,081.21-26.70-172-28.15-168,442.33-7.618-5.244-13.624-30-360.00-359.03-0.97-88.10-89.68-677.3-28.7-34.3-0.0-36.6

90.01 - 95.00-9,609,163.14-8.86-52-8.51-184,791.60-6.840-4.058-12.861-40-360.00-358.12-1.88-88.42-94.65-676.8-63.3-77.1-0.0-91.2

95.01 - 100.00-27,535,672.61-25.38-193-31.59-142,671.88-6.546-4.669-12.729-32-360.00-358.68-1.32-79.82-99.87-667.5-65.5-100.0-0.0-89.3

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 22.50-

Maximum: 100.00-

Weighted Average by Original Balance: 86.96-

Weighted Average by Current Balance: 86.96-

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Top-

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-

-

14. Effective Loan-to-Value Ratio (%)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Effective-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Loan-to-Value-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Ratio (%)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

20.01 - 25.00-225,000.00-0.21-1-0.16-225,000.00-5.750-2.750-11.750-60-360.00-360.00-0.00-22.50-22.50-671.0-0.0-100.0-0.0-100.0

35.01 - 40.00-116,000.00-0.11-1-0.16-116,000.00-6.250-2.750-12.250-59-360.00-359.00-1.00-36.25-36.25-637.0-0.0-100.0-0.0-100.0

40.01 - 45.00-888,000.00-0.82-4-0.65-222,000.00-5.990-2.750-11.990-60-360.00-359.77-0.23-42.41-42.41-661.1-0.0-100.0-0.0-66.2

45.01 - 50.00-212,000.00-0.20-1-0.16-212,000.00-6.250-5.750-12.250-23-360.00-359.00-1.00-46.59-46.59-635.0-0.0-100.0-0.0-100.0

50.01 - 55.00-492,000.00-0.45-3-0.49-164,000.00-5.959-2.750-11.959-60-360.00-360.00-0.00-53.15-53.15-660.1-0.0-0.0-0.0-100.0

55.01 - 60.00-610,800.00-0.56-3-0.49-203,600.00-5.699-3.607-11.699-47-360.00-359.34-0.66-59.31-59.31-631.1-34.3-68.0-0.0-100.0

60.01 - 65.00-4,603,474.49-4.24-20-3.27-230,173.72-6.218-3.532-12.218-50-360.00-358.62-1.38-70.03-70.03-664.9-4.3-47.9-0.0-57.3

65.01 - 70.00-6,583,328.65-6.07-33-5.40-199,494.81-6.444-3.257-12.487-51-360.00-358.52-1.48-74.65-75.08-681.4-36.5-50.5-0.0-83.8

70.01 - 75.00-5,793,539.86-5.34-24-3.93-241,397.49-6.479-3.404-12.448-49-360.00-358.66-1.34-74.66-77.04-666.4-33.8-73.9-0.0-83.6

75.01 - 80.00-57,119,482.88-52.65-328-53.68-174,144.76-6.550-3.835-12.654-43-360.00-358.75-1.25-79.71-90.95-667.5-40.1-85.3-0.0-86.9

80.01 - 85.00-4,607,295.12-4.25-23-3.76-200,317.18-6.649-5.514-12.649-27-360.00-359.03-0.97-84.16-84.16-663.5-63.0-58.2-0.0-58.2

85.01 - 90.00-22,940,908.42-21.14-147-24.06-156,060.60-7.986-5.837-13.986-25-360.00-359.02-0.98-89.83-89.90-683.6-28.6-19.7-0.0-23.9

90.01 - 95.00-4,060,786.73-3.74-22-3.60-184,581.22-7.304-4.882-13.304-33-360.00-357.79-2.21-94.61-94.61-666.4-90.1-73.8-0.0-94.7

95.01 - 100.00-244,305.00-0.23-1-0.16-244,305.00-7.625-4.000-13.625-59-360.00-359.00-1.00-95.00-95.00-727.0-100.0-0.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 22.50-

Maximum: 95.00-

Weighted Average by Original Balance: 80.20-

Weighted Average by Current Balance: 80.20-

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-

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15. LTV gt 80, PMI-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

LTV gt 80, PMI-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

No Insurance-31,853,295.27-91.81-193-92.34-165,042.98-7.703-5.655-13.703-26-360.00-358.87-1.13-89.66-89.71-678.8-41.9-32.0-0.0-38.5

Mtge Guaranty Ins Co-250,506.27-0.72-2-0.96-125,253.14-6.587-2.750-12.587-59-360.00-359.00-1.00-90.71-90.71-696.8-100.0-66.1-0.0-66.1

PMI-1,009,290.94-2.91-6-2.87-168,215.16-6.750-2.750-12.750-51-360.00-357.29-2.71-92.94-92.94-694.2-44.5-38.8-0.0-100.0

Republic Mtge Ins Co-1,365,856.98-3.94-6-2.87-227,642.83-6.636-2.750-12.636-53-360.00-357.86-2.14-89.84-89.84-708.5-45.4-55.7-0.0-100.0

Radian Guaranty-216,106.27-0.62-2-0.96-108,053.14-6.469-2.750-12.469-58-360.00-358.39-1.61-95.00-95.00-716.9-39.3-60.7-0.0-60.7

Total:-34,695,055.73-100.00-209-100.00-166,005.05-7.617-5.417-13.617-29-360.00-358.78-1.22-89.80-89.85-680.8-42.6-33.6-0.0-43.0

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-

-

16. Geographic Distribution by State-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Geographic-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Distribution-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

by State-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

California-22,916,145.42-21.12-89-14.57-257,484.78-6.426-3.648-12.426-45-360.00-358.89-1.11-75.45-79.24-670.7-31.3-70.9-0.0-82.8

Florida-16,851,545.56-15.53-91-14.89-185,181.82-7.395-4.724-13.395-37-360.00-358.87-1.13-84.12-88.15-679.7-35.5-42.1-0.0-56.1

Maryland-6,854,513.68-6.32-39-6.38-175,756.76-6.838-5.026-12.838-32-360.00-358.53-1.47-83.23-89.79-656.6-44.7-67.9-0.0-69.9

Virginia-5,363,663.92-4.94-25-4.09-214,546.56-6.903-4.208-12.903-42-360.00-358.97-1.03-81.18-84.61-649.2-27.9-79.1-0.0-82.9

Georgia-5,161,577.38-4.76-41-6.71-125,892.13-6.806-5.245-12.806-28-360.00-358.75-1.25-82.28-95.54-663.6-63.1-74.5-0.0-74.2

Illinois-4,898,889.33-4.52-32-5.24-153,090.29-6.809-4.432-13.148-33-360.00-358.72-1.28-82.12-91.66-682.9-36.4-63.3-0.0-46.2

Colorado-4,690,903.37-4.32-28-4.58-167,532.26-6.435-3.839-12.512-41-360.00-359.06-0.94-80.41-92.92-663.1-48.4-87.2-0.0-92.2

Arizona-4,544,040.08-4.19-23-3.76-197,566.96-7.172-4.417-13.301-38-360.00-358.85-1.15-84.12-87.43-679.2-35.5-64.9-0.0-76.2

New Jersey-4,150,682.91-3.83-18-2.95-230,593.50-6.565-3.702-12.565-45-360.00-358.23-1.77-80.92-83.75-659.4-26.4-76.3-0.0-77.7

New York-3,989,976.34-3.68-16-2.62-249,373.52-7.082-4.278-13.082-43-360.00-358.48-1.52-82.36-83.97-702.0-19.3-30.0-0.0-40.8

Ohio-3,500,147.82-3.23-29-4.75-120,694.75-6.940-4.513-13.094-35-360.00-358.94-1.06-80.97-95.63-658.7-60.4-83.9-0.0-79.6

Nevada-3,098,265.25-2.86-17-2.78-182,250.90-6.562-4.233-12.705-35-360.00-358.37-1.63-80.78-85.95-659.5-55.9-83.2-0.0-91.3

Michigan-2,774,792.95-2.56-21-3.44-132,133.00-7.245-4.526-13.375-36-360.00-358.93-1.07-82.94-90.91-656.6-38.9-72.3-0.0-69.6

Minnesota-2,316,954.44-2.14-12-1.96-193,079.54-6.167-3.495-12.323-47-360.00-358.68-1.32-78.44-86.76-664.2-65.4-79.2-0.0-86.2

Texas-2,190,328.80-2.02-20-3.27-109,516.44-7.179-4.880-13.426-32-360.00-358.93-1.07-82.49-96.32-687.3-18.1-69.1-0.0-50.6

Massachusetts-2,054,163.86-1.89-7-1.15-293,451.98-6.825-3.898-12.825-46-360.00-358.72-1.28-79.96-79.96-713.5-12.0-64.7-0.0-79.4

Washington-1,769,248.06-1.63-10-1.64-176,924.81-6.801-3.862-13.047-40-360.00-359.07-0.93-80.54-86.81-667.1-14.4-69.8-0.0-60.9

North Carolina-1,446,930.76-1.33-11-1.80-131,539.16-6.880-4.676-12.880-37-360.00-358.78-1.22-85.22-92.55-676.8-47.8-71.3-0.0-64.3

District of Columbia-952,174.63-0.88-4-0.65-238,043.66-7.057-4.307-13.057-41-360.00-358.01-1.99-80.12-83.11-658.8-53.1-10.8-0.0-63.9

Tennessee-930,916.89-0.86-12-1.96-77,576.41-6.820-4.929-13.352-29-360.00-358.30-1.70-81.53-92.18-673.0-53.8-53.3-0.0-54.0

Missouri-815,264.67-0.75-10-1.64-81,526.47-7.248-4.959-13.471-31-360.00-358.65-1.35-83.64-93.52-667.7-42.6-81.5-0.0-46.5

Hawaii-646,494.58-0.60-2-0.33-323,247.29-6.747-3.546-12.747-48-360.00-358.00-2.00-73.24-73.24-663.2-0.0-0.0-0.0-73.5

Arkansas-545,929.52-0.50-2-0.33-272,964.76-6.104-2.750-12.104-46-360.00-359.00-1.00-80.51-80.51-684.2-0.0-100.0-0.0-45.2

Pennsylvania-530,463.76-0.49-8-1.31-66,307.97-8.326-5.451-14.326-33-360.00-359.55-0.45-86.77-93.23-651.8-46.9-25.8-0.0-25.8

Alabama-504,962.55-0.47-6-0.98-84,160.43-7.407-5.009-13.407-37-360.00-358.61-1.39-83.90-97.77-676.0-73.6-69.4-0.0-86.1

Alaska-490,500.00-0.45-2-0.33-245,250.00-6.698-3.549-12.698-48-360.00-358.71-1.29-84.36-98.55-662.4-100.0-100.0-0.0-100.0

Oregon-489,726.96-0.45-3-0.49-163,242.32-7.048-3.574-13.048-48-360.00-358.55-1.45-78.15-83.98-652.4-30.0-100.0-0.0-57.6

Louisiana-476,600.00-0.44-3-0.49-158,866.67-6.051-5.436-12.051-27-360.00-359.40-0.60-80.87-99.13-662.4-91.3-91.3-0.0-91.3

Utah-469,795.00-0.43-4-0.65-117,448.75-6.472-5.084-12.472-29-360.00-359.00-1.00-79.60-96.13-651.7-83.1-83.1-0.0-100.0

New Mexico-328,833.00-0.30-2-0.33-164,416.50-6.959-3.400-12.959-48-360.00-358.00-2.00-90.00-90.00-665.0-100.0-0.0-0.0-100.0

West Virginia-326,700.00-0.30-2-0.33-163,350.00-7.168-4.707-13.168-43-360.00-357.40-2.60-88.94-97.02-755.1-100.0-40.4-0.0-100.0

Connecticut-305,900.00-0.28-2-0.33-152,950.00-7.019-3.903-13.019-44-360.00-360.00-0.00-74.39-83.18-648.8-0.0-100.0-0.0-100.0

Mississippi-286,012.54-0.26-3-0.49-95,337.51-7.304-3.916-13.304-45-360.00-359.41-0.59-88.92-97.03-735.3-59.4-40.6-0.0-40.6

New Hampshire-243,000.00-0.22-1-0.16-243,000.00-6.500-2.750-12.500-59-360.00-359.00-1.00-88.36-88.36-675.0-0.0-100.0-0.0-100.0

South Carolina-230,300.00-0.21-2-0.33-115,150.00-7.323-4.077-13.323-46-360.00-359.38-0.62-81.34-81.34-656.1-0.0-62.1-0.0-62.1

Rhode Island-224,117.61-0.21-1-0.16-224,117.61-8.625-6.625-14.625-23-360.00-359.00-1.00-75.00-75.00-645.0-0.0-0.0-0.0-0.0

Indiana-215,455.97-0.20-3-0.49-71,818.66-7.294-4.529-13.294-42-360.00-359.61-0.39-84.80-92.97-685.6-80.4-52.0-0.0-52.0

South Dakota-202,281.77-0.19-1-0.16-202,281.77-7.500-5.750-13.500-23-360.00-359.00-1.00-90.00-90.00-713.0-0.0-0.0-0.0-0.0

Kentucky-187,920.00-0.17-2-0.33-93,960.00-6.114-3.597-12.497-30-360.00-358.62-1.38-80.00-100.00-685.3-0.0-100.0-0.0-100.0

Idaho-136,000.00-0.13-1-0.16-136,000.00-7.500-2.750-13.500-59-360.00-359.00-1.00-80.00-80.00-668.0-0.0-0.0-0.0-100.0

Oklahoma-132,146.26-0.12-2-0.33-66,073.13-8.365-4.945-14.365-28-360.00-359.17-0.83-92.07-92.07-665.8-0.0-41.4-0.0-0.0

Iowa-99,751.64-0.09-1-0.16-99,751.64-6.875-2.750-12.875-34-360.00-358.00-2.00-80.00-100.00-665.0-0.0-100.0-0.0-0.0

Wisconsin-87,153.87-0.08-2-0.33-43,576.94-8.639-6.639-14.639-23-360.00-358.89-1.11-90.00-90.00-711.0-44.3-0.0-0.0-0.0

Delaware-65,750.00-0.06-1-0.16-65,750.00-7.500-2.750-13.500-59-360.00-359.00-1.00-77.35-95.00-697.0-0.0-100.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Number of States Represented: 44-

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17. Geographic Distribution by MSA-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Geographic-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Distribution-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

by MSA-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Washington DC-MD-VA-WV PMSA-8,474,193.84-7.81-36-5.89-235,394.27-6.951-4.300-12.951-40-360.00-358.62-1.38-81.55-85.31-661.9-23.9-67.5-0.0-77.0

Los Angeles-Long Beach CA PMSA-7,309,756.65-6.74-29-4.75-252,060.57-6.480-3.524-12.480-49-360.00-359.00-1.00-71.40-73.93-670.5-22.1-68.4-0.0-71.3

Rural-5,329,492.44-4.91-33-5.40-161,499.77-6.831-4.199-12.855-43-360.00-358.98-1.02-81.13-85.48-672.8-37.0-58.2-0.0-78.9

Chicago IL PMSA-4,686,649.33-4.32-30-4.91-156,221.64-6.813-4.508-13.168-32-360.00-358.75-1.25-82.21-91.28-683.8-38.1-61.7-0.0-43.8

Miami FL PMSA-4,594,748.12-4.23-22-3.60-208,852.19-7.471-5.461-13.471-29-360.00-359.12-0.88-83.97-89.49-672.8-56.3-48.6-0.0-48.6

Atlanta GA MSA-4,320,920.75-3.98-31-5.07-139,384.54-6.750-5.278-12.750-27-360.00-358.67-1.33-82.29-96.07-660.3-64.0-78.8-0.0-76.5

Phoenix-Mesa AZ MSA-4,238,488.50-3.91-21-3.44-201,832.79-7.271-4.498-13.373-38-360.00-358.84-1.16-84.70-87.52-678.7-34.4-65.9-0.0-78.1

Riverside-San Bernardino CA PMSA-3,981,176.61-3.67-15-2.45-265,411.77-6.247-3.466-12.247-50-360.00-358.91-1.09-76.22-81.43-675.3-6.9-83.8-0.0-89.0

Orlando FL MSA-3,634,940.83-3.35-17-2.78-213,820.05-7.558-5.057-13.558-35-360.00-358.70-1.30-87.02-89.36-706.0-38.1-17.5-0.0-45.0

Denver CO PMSA-3,269,830.00-3.01-17-2.78-192,342.94-6.472-3.968-12.511-41-360.00-358.91-1.09-80.20-92.29-666.4-43.9-87.1-0.0-93.3

Baltimore MD PMSA-2,971,313.48-2.74-20-3.27-148,565.67-6.696-5.609-12.696-29-360.00-358.89-1.11-82.24-90.35-641.1-66.2-67.1-0.0-67.1

Las Vegas NV-AZ MSA-2,921,765.25-2.69-16-2.62-182,610.33-6.476-4.323-12.628-35-360.00-358.32-1.68-80.70-86.18-661.5-53.6-82.6-0.0-90.8

Sacramento CA PMSA-2,799,636.31-2.58-9-1.47-311,070.70-6.115-3.791-12.223-35-360.00-357.95-2.05-80.07-91.46-672.1-71.5-84.1-0.0-100.0

New York NY PMSA-2,569,012.38-2.37-8-1.31-321,126.55-7.197-3.881-13.197-46-360.00-358.37-1.63-80.48-82.97-705.5-12.4-36.1-0.0-52.9

Boston MA-NH NECMA-2,297,163.86-2.12-8-1.31-287,145.48-6.791-3.776-12.791-47-360.00-358.75-1.25-80.85-80.85-709.5-10.8-68.4-0.0-81.5

Minneapolis-St. Paul MN-WI MSA-2,133,454.44-1.97-11-1.80-193,950.40-6.181-3.559-12.350-46-360.00-358.57-1.43-78.47-87.50-664.3-71.1-77.4-0.0-85.0

Fort Lauderdale FL PMSA-1,986,127.20-1.83-10-1.64-198,612.72-7.660-4.683-13.660-36-360.00-358.94-1.06-82.66-85.52-666.5-6.0-41.6-0.0-41.6

Detroit MI PMSA-1,866,305.27-1.72-17-2.78-109,782.66-7.288-4.461-13.482-36-360.00-358.82-1.18-84.80-91.64-663.3-40.3-64.4-0.0-60.5

Oakland CA PMSA-1,748,323.58-1.61-6-0.98-291,387.26-6.780-3.251-12.780-48-360.00-359.29-0.71-77.24-80.17-699.2-17.4-61.4-0.0-83.3

Newark NJ PMSA-1,670,206.87-1.54-7-1.15-238,600.98-6.575-3.541-12.575-49-360.00-358.17-1.83-80.26-82.20-645.2-16.8-70.1-0.0-70.1

West Palm Beach-Boca Raton FL MSA-1,473,300.34-1.36-8-1.31-184,162.54-7.052-3.688-13.052-49-360.00-358.94-1.06-84.84-86.37-668.5-0.0-24.4-0.0-80.3

Tampa-St. Petersburg-Clearwater FL MSA-1,381,559.32-1.27-10-1.64-138,155.93-7.272-4.272-13.272-47-360.00-359.02-0.98-81.02-87.20-659.9-45.9-67.4-0.0-85.0

Cleveland-Lorain-Elyria OH PMSA-1,374,738.45-1.27-10-1.64-137,473.85-6.846-4.927-12.925-29-360.00-358.73-1.27-79.82-95.44-655.7-67.4-86.6-0.0-86.6

Nassau-Suffolk NY PMSA-1,142,459.92-1.05-4-0.65-285,614.98-6.767-4.912-12.767-36-360.00-358.57-1.43-87.17-87.17-702.9-23.6-23.6-0.0-23.6

Norfolk-Virginia Beach-Newport News VA-NC MSA-1,122,771.58-1.03-7-1.15-160,395.94-7.365-4.174-13.365-40-360.00-359.15-0.85-87.21-89.13-646.3-69.9-69.9-0.0-90.4

Other-29,198,585.83-26.91-209-34.21-139,706.15-6.850-4.217-12.922-39-360.00-358.81-1.19-80.89-88.40-667.5-41.2-68.3-0.0-69.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Number of States Represented: 44-

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Top-

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18. Adjustment Type-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Adjustment Type-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

ARM-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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-

-

19. Product Type-

-

-Weighted-WeightedWeighted-

% byWeighted-Average-Weighted-Weighted-AverageWeighted-Weighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Average-Stated-Weighted-Average-Average-OriginalPercent-Percent-Percent-

Product-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Original-Remaining-Average-Amort-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Type-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-IO Term-Term-Seasoning-Term-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

ARM - 2 Year/6 Month-23,781,119.18-21.92-164-26.84-145,006.82-7.852-5.797-13.974-23-360.00-0.00-358.98-1.02-360.00-86.40-88.40-688.2-22.1-10.4-0.0-0.0

ARM - 2 Year/6 Month-IO-29,427,755.19-27.12-165-27.00-178,350.03-6.615-5.434-12.732-23-360.00-24.00-358.65-1.35-360.00-82.09-94.07-661.1-75.7-97.9-0.0-100.0

ARM - 3 Year/6 Month-839,686.16-0.77-9-1.47-93,298.46-7.175-3.777-13.175-35-360.00-0.00-358.58-1.42-360.00-83.93-87.24-657.6-28.3-58.5-0.0-0.0

ARM - 5 Year/6 Month-1,721,624.07-1.59-11-1.80-156,511.28-7.226-4.560-13.226-59-360.00-0.00-358.90-1.10-360.00-79.47-81.10-701.0-27.3-31.8-0.0-0.0

ARM - 3 Year/1 Year-99,751.64-0.09-1-0.16-99,751.64-6.875-2.750-12.875-34-360.00-0.00-358.00-2.00-360.00-80.00-100.00-665.0-0.0-100.0-0.0-0.0

ARM - 3 Year/6 Month-IO-4,205,504.67-3.88-23-3.76-182,848.03-6.948-3.851-12.948-34-360.00-36.00-358.47-1.53-360.00-82.25-90.05-665.7-65.3-72.3-0.0-100.0

ARM - 3 Year/1 Year-IO-3,132,732.58-2.89-16-2.62-195,795.79-6.772-2.849-12.772-35-360.00-

36.00-358.72-1.28-360.00-79.78-88.03-689.3-20.6-64.7-0.0-100.0

ARM - 5 Year/1 Year-4,939,698.59-4.55-25-4.09-197,587.94-6.530-2.765-12.468-59-360.00-0.00-358.94-1.06-360.00-73.47-77.40-671.0-20.5-63.9-0.0-0.0

ARM - 5 Year/6 Month-IO-10,543,766.97-9.72-53-8.67-198,939.00-6.469-3.165-12.469-59-360.00-60.00-358.66-1.34-360.00-77.10-82.58-666.6-22.3-77.1-0.0-100.0

ARM - 5 Year/1 Year-IO-29,805,282.10-27.47-144-23.57-206,981.13-6.432-2.803-12.432-59-360.00-60.00-358.82-1.18-360.00-77.75-81.65-666.5-20.3-73.3-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-43.98-358.78-1.22-360.00-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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20. Interest Only-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Interest Only-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Y-77,115,041.51-71.08-401-65.63-192,306.84-6.549-3.915-12.593-43-360.00-358.71-1.29-79.65-87.23-665.3-44.2-82.8-0.0-100.0

N-31,381,879.64-28.92-210-34.37-149,437.52-7.588-5.188-13.671-31-360.00-358.96-1.04-83.90-86.28-685.3-22.2-21.5-0.0-0.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

-

-

-

21. Interest Only Term-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Interest Only Term-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

0-31,381,879.64-28.92-210-34.37-149,437.52-7.588-5.188-13.671-31-360.00-358.96-1.04-83.90-86.28-685.3-22.2-21.5-0.0-0.0

24-29,427,755.19-27.12-165-27.00-178,350.03-6.615-5.434-12.732-23-360.00-358.65-1.35-82.09-94.07-661.1-75.7-97.9-0.0-100.0

36-7,338,237.25-6.76-39-6.38-188,159.93-6.873-3.423-12.873-35-360.00-358.58-1.42-81.20-89.19-675.8-46.3-69.1-0.0-100.0

60-40,349,049.07-37.19-197-32.24-204,817.51-6.441-2.898-12.441-59-360.00-358.78-1.22-77.58-81.89-666.5-20.8-74.3-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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22. Property Type-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Property-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Type-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Single Family Residence-62,494,086.61-57.60-366-59.90-170,748.87-6.775-4.235-12.808-40-360.00-358.86-1.14-80.97-87.05-664.9-38.7-70.7-0.0-71.7

PUD-18,451,575.15-17.01-93-15.22-198,404.03-6.811-4.517-12.860-37-360.00-358.68-1.32-82.22-89.68-674.1-48.5-72.7-0.0-82.3

Condo - Low Rise <4 floors-12,591,044.98-11.60-76-12.44-165,671.64-7.068-4.202-13.268-40-360.00-358.83-1.17-81.14-89.36-681.6-39.1-64.1-0.0-73.8

2 Family-6,352,459.71-5.85-29-4.75-219,050.33-7.187-4.354-13.187-40-360.00-358.50-1.50-79.91-82.30-698.5-11.7-25.3-0.0-50.0

Townhouse-3,329,854.91-3.07-26-4.26-128,071.34-6.904-4.789-13.049-31-360.00-358.54-1.46-82.72-89.79-665.1-36.0-60.3-0.0-54.9

3 Family-2,594,679.93-2.39-9-1.47-288,297.77-6.673-3.540-12.673-51-360.00-358.91-1.09-69.64-69.64-693.3-0.0-43.0-0.0-49.0

4 Family-2,395,219.86-2.21-11-1.80-217,747.26-6.986-3.888-12.986-48-360.00-358.00-2.00-78.99-78.99-671.2-41.8-9.4-0.0-64.6

Condo - High Rise >5 floors-288,000.00-0.27-1-0.16-288,000.00-8.375-6.000-14.375-24-360.00-360.00-0.00-80.00-80.00-630.0-0.0-0.0-0.0-0.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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23. Number of Units-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Number of Units-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

1-97,154,561.65-89.55-562-91.98-172,872.89-6.829-4.308-12.891-39-360.00-358.82-1.18-81.29-87.92-668.7-40.4-69.7-0.0-73.2

2-6,352,459.71-5.85-29-4.75-219,050.33-7.187-4.354-13.187-40-360.00-358.50-1.50-79.91-82.30-698.5-11.7-25.3-0.0-50.0

3-2,594,679.93-2.39-9-1.47-288,297.77-6.673-3.540-12.673-51-360.00-358.91-1.09-69.64-69.64-693.3-0.0-43.0-0.0-49.0

4-2,395,219.86-2.21-11-1.80-217,747.26-6.986-3.888-12.986-48-360.00-358.00-2.00-78.99-

78.99-671.2-41.8-9.4-0.0-64.6

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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24. Occupancy-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Occupancy-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Primary-70,621,105.02-65.09-385-63.01-183,431.44-6.432-4.032-12.511-41-360.00-358.77-1.23-79.36-88.62-661.1-46.4-100.0-0.0-90.4

Investment-35,361,215.67-32.59-214-35.02-165,239.33-7.674-4.830-13.687-35-360.00-358.79-1.21-83.70-83.86-691.0-22.5-0.0-0.0-30.4

Second Home-2,514,600.46-2.32-12-1.96-209,550.04-6.966-3.654-12.966-50-360.00-358.89-1.11-83.79-83.79-673.2-12.5-0.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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25. Loan Purpose-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Loan-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Purpose-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Refinance - Cashout-58,030,965.64-53.49-269-44.03-215,728.50-6.605-4.155-12.645-41-360.00-358.74-1.26-78.62-82.90-661.1-43.0-75.4-0.0-80.1

Purchase-40,448,587.28-37.28-293-47.95-138,049.79-7.356-4.672-13.447-35-360.00-358.78-1.22-84.42-92.63-688.6-32.6-44.4-0.0-53.7

Refinance - Rate Term-10,017,368.23-9.23-49-8.02-204,436.09-6.223-3.455-12.223-48-360.00-359.06-0.94-79.65-87.56-658.4-29.1-89.2-0.0-89.2

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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26. Documentation Level as Provided-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Documentation Level as Provided-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

R-51,929,216.24-47.86-295-48.28-176,031.24-7.156-4.271-13.187-41-360.00-358.96-1.04-81.65-86.29-677.1-0.0-53.4-0.0-59.3

F-41,025,303.60-37.81-240-39.28-170,938.77-6.511-4.765-12.597-32-360.00-358.61-1.39-82.85-92.47-664.9-100.0-79.8-0.0-83.0

I-6,369,741.84-5.87-30-4.91-212,324.73-6.393-3.025-12.543-51-360.00-358.47-1.53-72.72-75.29-668.6-0.0-79.2-0.0-88.8

Z-5,924,063.20-5.46-29-4.75-204,278.04-7.133-2.798-13.133-58-360.00-359.03-0.97-72.00-72.00-667.6-0.0-61.4-0.0-71.3

N-2,413,656.49-2.22-12-1.96-201,138.04-6.420-2.834-12.420-58-360.00-358.15-1.85-76.42-76.42-671.4-0.0-43.6-0.0-82.4

L-834,939.78-0.77-5-0.82-166,987.96-7.077-5.744-13.077-27-360.00-358.77-1.23-73.77-83.04-646.9-0.0-47.3-0.0-47.3

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

-

27. Documentation Level-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Documentation Level-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Stated Documentation-51,929,216.24-47.86-295-48.28-176,031.24-7.156-4.271-13.187-41-360.00-358.96-1.04-81.65-86.29-677.1-0.0-53.4-0.0-59.3

Full-41,025,303.60-37.81-240-39.28-170,938.77-6.511-4.765-12.597-32-360.00-358.61-1.39-82.85-92.47-664.9-100.0-79.8-0.0-83.0

NINA-6,369,741.84-5.87-30-4.91-212,324.73-6.393-3.025-12.543-51-360.00-358.47-1.53-72.72-75.29-668.6-0.0-79.2-0.0-88.8

No Documentation-5,924,063.20-5.46-29-4.75-204,278.04-7.133-2.798-13.133-58-360.00-359.03-0.97-72.00-72.00-667.6-0.0-61.4-0.0-71.3

NO Ratio-2,413,656.49-2.22-12-1.96-201,138.04-6.420-2.834-12.420-58-360.00-358.15-1.85-76.42-76.42-671.4-0.0-43.6-0.0-82.4

Limited-834,939.78-0.77-5-0.82-166,987.96-7.077-5.744-13.077-27-360.00-358.77-1.23-73.77-83.04-646.9-0.0-47.3-0.0-47.3

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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28. Documentation Level (S&P)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Documentation Level (S&P)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

V-60,712,614.57-55.96-337-55.16-180,156.13-7.047-4.083-13.089-42-360.00-358.88-1.12-80.50-84.74-676.0-0.0-55.7-0.0-63.3

Z-41,025,303.60-37.81-240-39.28-170,938.77-6.511-4.765-12.597-32-360.00-358.61-1.39-82.85-92.47-664.9-100.0-79.8-0.0-83.0

C-5,924,063.20-5.46-29-4.75-204,278.04-7.133-2.798-13.133-58-360.00-359.03-0.97-72.00-72.00-667.6-0.0-61.4-0.0-71.3

Y-834,939.78-0.77-5-0.82-166,987.96-7.077-5.744-13.077-27-360.00-358.77-1.23-73.77-83.04-646.9-0.0-47.3-0.0-47.3

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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29. Appraisal Type (S&P)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Appraisal Type (S&P)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

FULL-106,269,365.50-97.95-596-97.55-178,304.30-6.853-4.288-12.910-39-360.00-358.77-1.23-80.88-86.93-671.5-38.0-64.9-0.0-71.1

2055IE-1,494,167.03-1.38-11-1.80-135,833.37-6.572-3.653-12.572-44-360.00-359.16-0.84-79.20-89.74-647.1-36.4-78.0-0.0-76.9

2055EO-733,388.62-0.68-4-0.65-183,347.16-6.841-4.907-12.841-31-360.00-359.16-0.84-83.52-84.88-660.7-18.2-72.4-0.0-54.2

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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30. Credit Grade-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Credit-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Grade-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

1++-56,986,270.72-52.52-350-57.28-162,817.92-7.152-5.610-13.263-24-360.00-358.80-1.20-83.91-91.37-673.3-52.5-59.5-0.0-56.3

Alt-A Prime-51,510,650.43-47.48-261-42.72-197,358.81-6.515-2.816-12.509-56-360.00-358.76-1.24-77.51-82.07-668.6-21.6-71.3-0.0-87.5

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

-

31. FICO Score-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

FICO-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Score-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

580 - 599-421,000.00-0.39-2-0.33-210,500.00-5.798-5.378-11.798-22-360.00-357.97-2.03-75.12-85.38-594.5-100.0-100.0-0.0-100.0

600 - 619-1,370,828.00-1.26-8-1.31-171,353.50-5.981-5.469-11.981-29-360.00-358.69-1.31-78.21-93.59-611.8-100.0-100.0-0.0-100.0

620 - 639-18,301,141.24-16.87-103-16.86-177,680.98-7.020-4.714-13.020-34-360.00-358.65-1.35-82.41-87.17-630.0-53.3-71.2-0.0-74.2

640 - 659-33,916,188.50-31.26-188-30.77-180,405.26-6.741-3.911-12.794-43-360.00-358.93-1.07-78.72-86.12-649.2-37.4-79.7-0.0-81.7

660 - 679-22,706,507.81-20.93-129-21.11-176,019.44-6.568-3.751-12.572-46-360.00-358.90-1.10-78.89-84.80-668.3-26.4-69.7-0.0-76.2

680 - 699-7,944,544.70-7.32-48-7.86-165,511.35-6.846-4.617-13.012-35-360.00-358.51-1.49-82.88-89.24-689.5-41.2-55.1-0.0-63.1

700 - 719-8,808,852.07-8.12-51-8.35-172,722.59-7.114-5.125-13.299-31-360.00-358.87-1.13-84.34-89.55-710.7-32.6-43.5-0.0-38.6

720 - 739-5,048,879.93-4.65-26-4.26-194,187.69-7.102-4.726-13.146-37-360.00-358.39-1.61-84.11-88.77-727.9-34.4-37.5-0.0-59.7

740 - 759-5,255,713.90-4.84-28-4.58-187,704.07-7.348-4.710-13.489-32-360.00-359.03-0.97-83.83-87.92-748.3-20.2-36.6-0.0-40.0

760 - 779-3,521,391.68-3.25-19-3.11-185,336.40-7.453-4.671-13.518-36-360.00-358.49-1.51-83.74-88.92-766.9-31.5-22.9-0.0-66.0

780 - 799-1,094,793.33-1.01-8-1.31-136,849.17-7.033-3.379-13.033-46-360.00-357.21-2.79-88.09-90.21-790.9-68.7-10.6-0.0-71.2

800 >=-107,079.99-0.10-1-0.16-107,079.99-7.250-2.750-13.250-58-360.00-358.00-2.00-80.00-80.00-808.0-0.0-0.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 594-

Maximum: 808-

Weighted Average: 671.1-

% UPB missing FICOs: 0.0-

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-

-

32. Back Ratio-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Back-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Ratio-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

<= 0.00-14,707,461.53-13.56-71-11.62-207,147.35-6.696-2.902-12.761-55-360.00-358.64-1.36-73.04-74.15-668.7-0.0-66.2-0.0-80.7

0.01 - 5.00-207,000.00-0.19-1-0.16-207,000.00-6.250-2.750-12.250-59-360.00-359.00-1.00-75.00-75.00-697.0-0.0-0.0-0.0-100.0

5.01 - 10.00-957,068.59-0.88-8-1.31-119,633.57-7.887-5.693-13.887-24-360.00-359.18-0.82-84.99-93.67-652.5-43.4-43.4-0.0-43.4

10.01 - 15.00-1,525,143.16-1.41-11-1.80-138,649.38-7.607-4.535-13.607-34-360.00-358.13-1.87-87.64-90.02-705.0-17.8-12.4-0.0-30.3

15.01 - 20.00-2,715,472.81-2.50-16-2.62-169,717.05-6.986-4.229-12.986-46-360.00-359.19-0.81-78.17-78.17-669.4-23.2-33.2-0.0-49.8

20.01 - 25.00-4,555,607.06-4.20-34-5.56-133,988.44-7.178-4.661-13.239-36-360.00-358.96-1.04-83.65-87.59-673.2-32.5-36.2-0.0-47.1

25.01 - 30.00-9,146,656.34-8.43-53-8.67-172,578.42-7.266-4.653-13.300-35-360.00-358.66-1.34-82.32-87.81-681.6-33.5-48.0-0.0-60.6

30.01 - 35.00-11,577,957.39-10.67-69-11.29-167,796.48-6.942-4.506-13.008-37-360.00-358.87-1.13-82.38-89.10-673.1-48.3-66.2-0.0-73.5

35.01 - 40.00-16,781,416.79-15.47-93-15.22-180,445.34-6.791-4.255-12.858-40-360.00-358.95-1.05-81.33-88.19-678.5-38.9-70.0-0.0-73.6

40.01 - 45.00-25,339,716.96-23.36-149-24.39-170,065.21-6.890-4.350-12.915-39-360.00-358.81-1.19-82.62-91.39-661.2-40.6-71.9-0.0-74.1

45.01 - 50.00-20,421,572.42-18.82-103-16.86-198,267.69-6.554-4.750-12.645-32-360.00-358.64-1.36-81.55-88.68-671.5-59.7-75.0-0.0-73.9

50.01 - 55.00-561,848.10-0.52-3-0.49-187,282.70-5.897-5.393-12.124-35-360.00-359.22-0.78-81.98-86.54-652.5-100.0-67.8-0.0-67.8

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 5.00-

Maximum: 54.90-

Weighted Average: 37.58-

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Top-

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33. Prepay Flag-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Prepay-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-

Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Flag-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Prepayment Penalty-63,897,875.80-58.89-374-61.21-170,849.94-6.763-4.573-12.831-36-360.00-358.83-1.17-80.97-88.29-665.1-47.4-71.7-0.0-70.7

No Prepayment Penalty-44,599,045.35-41.11-237-38.79-188,181.63-6.974-3.869-13.011-44-360.00-358.71-1.29-80.74-85.04-679.7-24.1-55.7-0.0-71.6

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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-

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34. Prepayment Penalty Detail-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Prepayment-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Penalty-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Detail-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

6 mos on 80%-63,897,875.80-58.89-374-61.21-170,849.94-6.763-4.573-12.831-36-360.00-358.83-1.17-80.97-88.29-665.1-47.4-71.7-0.0-70.7

None-44,599,045.35-41.11-237-38.79-188,181.63-6.974-3.869-13.011-44-360.00-358.71-1.29-80.74-85.04-679.7-24.1-55.7-0.0-71.6

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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35. Prepayment Penalty Months-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Prepayment-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Penalty-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Months-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

0-44,599,045.35-41.11-237-38.79-188,181.63-6.974-3.869-13.011-44-360.00-358.71-1.29-80.74-85.04-679.7-24.1-55.7-0.0-71.6

12-3,840,389.83-3.54-22-3.60-174,563.17-7.399-4.703-13.399-44-360.00-358.52-1.48-81.51-85.95-671.4-20.6-57.7-0.0-69.3

24-30,191,539.52-27.83-195-31.91-154,828.41-6.895-5.499-13.030-23-360.00-358.77-1.23-82.60-90.93-666.5-60.0-68.2-0.0-64.8

36-29,865,946.45-27.53-157-25.70-190,228.96-6.547-3.620-12.556-48-360.00-358.93-1.07-79.25-85.92-662.9-38.0-77.0-0.0-76.9

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Non-zero Weighted Average Prepay Penalty Term: 29-

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36. Flag-

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Top-

-

-

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37. Buydown Flag-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Buydown-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Flag-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

No Buydown-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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38. Index Type (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Index Type-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Libor - 6 Month-70,519,456.24-65.00-425-69.56-165,928.13-7.052-5.081-13.142-30-360.00-358.76-1.24-82.76-89.80-672.3-47.2-61.7-0.0-62.6

Treasury - 1 Year-37,668,145.10-34.72-185-30.28-203,611.60-6.482-2.802-12.482-57-360.00-358.83-1.17-77.40-81.74-669.0-19.6-71.2-0.0-87.4

Libor - 1 Year-309,319.81-0.29-1-0.16-309,319.81-5.500-2.750-10.500-58-360.00-358.00-2.00-73.81-73.81-665.0-100.0-100.0-0.0-0.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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39. Margin (%) (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Margin (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2.500 - 2.999-49,135,496.55-45.29-247-40.43-198,929.14-6.465-2.750-12.459-56-360.00-358.78-1.22-76.84-81.53-666.6-18.8-73.3-0.0-87.3

3.000 - 3.499-595,881.88-0.55-5-0.82-119,176.38-6.819-3.316-12.976-45-360.00-358.04-1.96-88.89-92.03-683.1-75.1-24.9-0.0-70.9

3.500 - 3.999-1,013,167.95-0.93-7-1.15-144,738.28-6.052-3.777-12.592-39-360.00-358.13-1.87-84.03-91.31-704.5-36.3-78.4-0.0-58.7

4.000 - 4.499-3,277,990.07-3.02-22-3.60-148,999.55-6.631-4.189-13.323-33-360.00-358.25-1.75-84.11-95.37-713.0-77.6-59.6-0.0-56.4

4.500 - 4.999-2,116,545.70-1.95-13-2.13-162,811.21-6.341-4.770-13.341-22-360.00-358.11-1.89-79.69-95.38-681.1-76.3-93.9-0.0-76.6

5.000 - 5.499-10,441,218.26-9.62-49-8.02-213,086.09-6.459-5.234-12.585-23-360.00-358.63-1.37-84.72-90.23-658.9-85.6-100.0-0.0-94.0

5.500 - 5.999-24,797,431.52-22.86-130-21.28-190,749.47-7.047-5.647-13.047-24-360.00-358.78-1.22-82.87-91.88-667.8-58.2-61.8-0.0-63.0

6.000 - 6.499-14,659,406.33-13.51-106-17.35-138,296.29-7.983-6.086-13.983-26-360.00-359.17-0.83-86.10-90.78-684.6-17.7-27.1-0.0-27.1

6.500 - 6.999-2,459,782.89-2.27-32-5.24-76,868.22-8.506-6.542-14.506-31-360.00-359.03-0.97-87.47-87.47-684.8-34.1-0.0-0.0-12.3

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2.750-

Maximum: 6.750-

Weighted Average: 4.283-

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Top-

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40. Initial Periodic Cap (%) (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Initial Periodic Cap (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

3.000-61,486,549.42-56.67-378-61.87-162,662.83-7.132-5.307-13.235-24-360.00-358.77-1.23-83.67-91.21-673.3-50.7-60.1-0.0-59.8

5.000-47,010,371.73-43.33-233-38.13-201,761.25-6.480-2.945-12.473-59-360.00-358.80-1.20-77.22-81.39-668.2-21.0-71.7-0.0-85.8

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 3.000-

Maximum: 5.000-

Weighted Average: 3.867-

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Top-

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-

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41. Periodic Cap (%) (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Periodic Cap (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

1.000-70,519,456.24-65.00-425-69.56-165,928.13-7.052-5.081-13.142-30-360.00-358.76-1.24-82.76-89.80-672.3-47.2-61.7-0.0-62.6

2.000-37,977,464.91-35.00-186-30.44-204,179.92-6.474-2.802-12.466-57-360.00-358.83-1.17-77.37-81.67-668.9-20.3-71.5-0.0-86.7

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 1.000-

Maximum: 2.000-

Weighted Average: 1.350-

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Top-

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-

-

42. Maximum Mortgage Rates (%) (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Maximum Mortgage Rates (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

10.000 - 10.499-208,000.00-0.19-1-0.16-208,000.00-4.375-5.500-10.375-20-360.00-356.00-4.00-80.00-100.00-678.0-100.0-100.0-0.0-100.0

10.500 - 10.999-309,319.81-0.29-1-0.16-309,319.81-5.500-2.750-10.500-58-360.00-358.00-2.00-73.81-73.81-665.0-100.0-100.0-0.0-0.0

11.000 - 11.499-2,488,319.67-2.29-11-1.80-226,210.88-5.222-4.033-11.222-38-360.00-358.38-1.62-78.47-85.07-654.1-68.5-100.0-0.0-100.0

11.500 - 11.999-15,527,224.49-14.31-69-11.29-225,032.24-5.747-3.484-11.747-49-360.00-358.64-1.36-75.47-81.73-662.1-40.7-87.3-0.0-90.0

12.000 - 12.499-20,714,782.47-19.09-103-16.86-201,114.39-6.184-3.706-12.210-46-360.00-358.84-1.16-76.09-82.56-665.1-40.4-86.0-0.0-87.0

12.500 - 12.999-26,046,500.46-24.01-138-22.59-188,742.76-6.631-3.923-12.694-42-360.00-

358.65-1.35-80.90-88.81-666.8-49.0-77.2-0.0-83.7

13.000 - 13.499-13,165,569.77-12.13-82-13.42-160,555.73-7.019-4.376-13.198-35-360.00-358.80-1.20-82.15-89.93-677.8-42.8-62.2-0.0-79.2

13.500 - 13.999-12,197,860.50-11.24-79-12.93-154,403.30-7.537-5.006-13.683-32-360.00-358.77-1.23-85.25-91.09-682.1-32.7-44.8-0.0-58.0

14.000 - 14.499-8,213,262.25-7.57-55-9.00-149,332.04-8.203-5.488-14.203-28-360.00-359.12-0.88-86.11-89.11-672.0-12.0-22.1-0.0-18.7

14.500 - 14.999-6,458,909.70-5.95-46-7.53-140,411.08-8.671-5.883-14.671-24-360.00-359.14-0.86-88.82-89.28-687.0-7.4-8.3-0.0-15.1

15.000 - 15.499-2,585,169.17-2.38-18-2.95-143,620.51-9.141-5.914-15.141-31-360.00-359.15-0.85-89.93-90.19-708.4-8.3-4.8-0.0-13.1

15.500 - 15.999-262,675.86-0.24-6-0.98-43,779.31-9.612-6.421-15.612-23-360.00-359.01-0.99-90.00-90.00-646.5-0.0-0.0-0.0-0.0

16.500 - 16.999-59,327.00-0.05-1-0.16-59,327.00-10.625-4.000-16.625-60-360.00-360.00-0.00-95.00-95.00-731.0-100.0-0.0-0.0-0.0

17.500 - 17.999-260,000.00-0.24-1-0.16-260,000.00-11.500-2.750-17.500-35-360.00-359.00-1.00-80.00-80.00-644.0-0.0-0.0-0.0-100.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 10.375-

Maximum: 17.500-

Weighted Average: 12.905-

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Top-

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-

-

43. Minimum Mortgage Rates (%) (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Minimum Mortgage Rates (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2.500 - 2.999-49,135,496.55-45.29-247-40.43-198,929.14-6.465-2.750-12.459-56-360.00-358.78-1.22-76.84-81.53-666.6-18.8-73.3-0.0-87.3

3.000 - 3.499-595,881.88-0.55-5-0.82-119,176.38-6.819-3.316-12.976-45-360.00-358.04-1.96-88.89-92.03-683.1-75.1-24.9-0.0-70.9

3.500 - 3.999-1,013,167.95-0.93-7-1.15-144,738.28-6.052-3.777-12.592-39-360.00-358.13-1.87-84.03-91.31-704.5-36.3-78.4-0.0-58.7

4.000 - 4.499-3,485,990.07-3.21-23-3.76-151,564.79-6.496-4.268-13.147-33-360.00-358.12-1.88-83.87-95.64-710.9-79.0-62.0-0.0-59.0

4.500 - 4.999-2,116,545.70-1.95-13-2.13-162,811.21-6.341-4.770-13.341-22-360.00-358.11-1.89-79.69-95.38-681.1-76.3-93.9-0.0-76.6

5.000 - 5.499-11,190,238.26-10.31-53-8.67-211,136.57-6.378-5.255-12.495-23-360.00-358.50-1.50-84.64-90.65-656.8-86.6-100.0-0.0-94.4

5.500 - 5.999-24,084,411.52-22.20-126-20.62-191,146.12-7.113-5.655-13.113-25-360.00-358.87-1.13-82.84-91.75-668.5-57.0-60.6-0.0-61.9

6.000 - 6.499-14,415,406.33-13.29-105-17.18-137,289.58-8.021-6.087-14.021-25-360.00-359.17-0.83-86.20-90.62-685.8-16.3-25.9-0.0-25.9

6.500 - 6.999-2,459,782.89-2.27-32-5.24-76,868.22-8.506-6.542-14.506-31-360.00-359.03-0.97-87.47-87.47-684.8-34.1-0.0-0.0-12.3

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2.750-

Maximum: 6.750-

Weighted Average: 4.278-

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Top-

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-

-

44. Lifetime Rate Cap (%) (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Lifetime Rate Cap (%)-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

5.000-309,319.81-0.29-1-0.16-309,319.81-5.500-2.750-10.500-58-360.00-358.00-2.00-73.81-73.81-665.0-100.0-100.0-0.0-0.0

6.000-101,849,808.32-93.87-564-92.31-180,584.77-6.897-4.271-12.897-40-360.00-358.83-1.17-80.99-86.44-669.7-36.2-63.2-0.0-72.3

7.000-6,337,793.02-5.84-46-7.53-137,778.11-6.152-4.565-13.152-22-360.00-358.13-1.87-79.34-95.97-694.5-60.2-93.0-0.0-54.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 5.000-

Maximum: 7.000-

Weighted Average: 6.056-

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Top-

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-

-

45. Next Rate Adjustment Date (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Next Rate Adjustment Date-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2007-04-76,800.00-0.07-1-0.16-76,800.00-5.875-5.750-11.875-19-360.00-355.00-5.00-80.00-100.00-629.0-100.0-100.0-0.0-100.0

2007-05-1,893,700.00-1.75-9-1.47-210,411.11-5.948-5.396-11.948-20-360.00-356.00-4.00-87.15-96.44-639.8-100.0-100.0-0.0-100.0

2007-06-2,207,847.69-2.03-13-2.13-169,834.44-6.410-5.261-12.500-21-360.00-357.00-3.00-86.91-96.33-661.1-91.0-100.0-0.0-95.3

2007-07-14,022,393.82-12.92-92-15.06-152,417.32-6.868-5.320-13.234-22-360.00-358.00-2.00-

82.85-93.72-684.2-53.9-67.4-0.0-52.0

2007-08-21,297,052.86-19.63-125-20.46-170,376.42-7.339-5.727-13.386-23-360.00-359.00-1.00-83.25-89.92-671.2-49.8-49.3-0.0-51.2

2007-09-13,711,080.00-12.64-89-14.57-154,057.08-7.507-5.755-13.507-24-360.00-360.00-0.00-85.52-90.32-671.9-39.2-52.1-0.0-52.1

2008-04-271,705.00-0.25-1-0.16-271,705.00-6.500-2.750-12.500-31-360.00-355.00-5.00-95.00-95.00-798.0-100.0-0.0-0.0-100.0

2008-05-565,378.58-0.52-3-0.49-188,459.53-6.116-5.017-12.116-32-360.00-356.00-4.00-88.24-91.76-645.6-100.0-100.0-0.0-82.4

2008-06-134,400.00-0.12-1-0.16-134,400.00-8.750-2.750-14.750-33-360.00-357.00-3.00-80.00-80.00-747.0-0.0-0.0-0.0-100.0

2008-07-2,069,286.15-1.91-11-1.80-188,116.92-6.786-2.801-12.786-34-360.00-358.00-2.00-80.35-86.45-687.2-47.9-58.7-0.0-92.5

2008-08-3,657,405.32-3.37-24-3.93-152,391.89-7.174-3.483-13.174-35-360.00-359.00-1.00-80.97-89.75-660.3-23.1-72.2-0.0-81.3

2008-09-1,579,500.00-1.46-9-1.47-175,500.00-6.625-3.849-12.625-36-360.00-360.00-0.00-79.42-89.98-670.1-60.8-78.3-0.0-100.0

2010-04-701,796.98-0.65-2-0.33-350,898.49-6.784-2.750-12.784-55-360.00-355.00-5.00-84.75-84.75-719.8-36.5-0.0-0.0-100.0

2010-05-1,042,814.49-0.96-4-0.65-260,703.62-5.825-2.750-11.825-56-360.00-356.00-4.00-76.30-82.44-705.1-30.6-43.0-0.0-73.6

2010-06-1,213,310.48-1.12-7-1.15-173,330.07-7.236-3.258-13.236-57-360.00-357.00-3.00-88.31-92.49-688.1-40.6-32.4-0.0-100.0

2010-07-11,853,922.93-10.93-57-9.33-207,963.56-6.388-2.788-12.362-58-360.00-358.00-2.00-78.03-80.89-660.4-9.5-72.3-0.0-88.0

2010-08-21,296,101.85-19.63-107-17.51-199,028.99-6.514-3.077-12.514-59-360.00-359.00-1.00-77.53-81.32-671.6-21.6-71.4-0.0-85.1

2010-09-10,902,425.00-10.05-56-9.17-194,686.16-6.470-2.851-12.470-60-360.00-360.00-0.00-74.09-80.51-661.3-28.3-83.1-0.0-83.5

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2007-04-01-

Maximum: 2010-09-01-

Weighted Average: 2008-12-09-

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Top-

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-

-

46. Months to Next Rate Adjustment (ARM Only)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Months to Next Rate Adjustment-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

(ARM Only)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

19 - 24-53,208,874.37-49.04-329-53.85-161,729.10-7.168-5.596-13.287-23-360.00-358.80-1.20-84.02-91.54-673.2-51.7-58.8-0.0-55.3

31 - 36-8,277,675.05-7.63-49-8.02-168,932.14-6.904-3.451-12.904-35-360.00-358.57-1.43-81.46-89.12-673.8-43.9-68.4-0.0-88.7

55 - 60-47,010,371.73-43.33-233-38.13-201,761.25-6.480-2.945-12.473-59-360.00-358.80-1.20-77.22-81.39-668.2-21.0-71.7-0.0-85.8

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 19-

Maximum: 60-

Weighted Average: 39-

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Top-

-

-

-

47. Conforming vs. Nonconforming(Just Balances)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Conforming-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

vs.-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Nonconforming(Just Balances)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Conforming Loan Balance-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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-

-

48. Freddie Conforming vs. Nonconforming-

-

-WeightedWeighted-Weighted-

Freddie% byWeighted-Average-Weighted-AverageWeighted-Average-

Conforming-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

vs.-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Nonconforming-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

Conforming Freddie-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

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-

-

49. Monthly Payments ($)-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Monthly-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-

Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Payments ($)-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

0.01 - 500.00-3,638,487.07-3.35-65-10.64-55,976.72-7.480-5.015-13.660-31-360.00-358.67-1.33-83.68-90.27-677.0-34.2-44.4-0.0-37.8

500.01 - 1,000.00-35,242,462.51-32.48-275-45.01-128,154.41-6.700-4.319-12.801-38-360.00-358.83-1.17-80.33-91.85-669.2-46.7-78.6-0.0-77.0

1,000.01 - 1,500.00-32,764,481.03-30.20-148-24.22-221,381.63-6.592-4.038-12.638-42-360.00-358.75-1.25-80.18-84.00-668.9-39.1-73.3-0.0-82.9

1,500.01 - 2,000.00-25,048,405.14-23.09-88-14.40-284,640.97-6.893-4.181-12.905-41-360.00-358.72-1.28-80.95-84.53-664.6-38.0-58.9-0.0-67.9

2,000.01 - 2,500.00-8,740,158.51-8.06-27-4.42-323,709.57-7.685-4.956-13.685-33-360.00-358.92-1.08-82.60-84.35-692.9-11.2-23.2-0.0-40.0

2,500.01 - 3,000.00-3,062,926.89-2.82-8-1.31-382,865.86-7.835-4.550-13.835-38-360.00-358.77-1.23-85.64-85.64-700.6-0.0-16.1-0.0-30.6

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 185.50-

Maximum: 2,822.39-

Average: 1,052.14-

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Top-

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-

-

50. Origination Date-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Origination-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Date-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2005-03-1,050,301.98-0.97-4-0.65-262,575.50-6.644-2.969-12.644-46-360.00-355.00-5.00-87.05-88.52-733.4-57.6-7.3-0.0-100.0

2005-04-3,266,893.07-3.01-15-2.45-217,792.87-5.943-4.676-11.943-31-360.00-356.00-4.00-84.51-92.47-659.4-77.9-89.0-0.0-88.5

2005-05-3,881,172.01-3.58-22-3.60-176,416.91-6.668-4.170-12.719-38-360.00-357.02-2.98-85.00-90.49-672.7-64.7-66.0-0.0-89.1

2005-06-27,781,930.35-25.61-158-25.86-175,835.00-6.674-4.106-12.852-37-360.00-358.04-1.96-80.49-87.77-673.5-34.6-69.8-0.0-70.9

2005-07-45,424,997.76-41.87-253-41.41-179,545.45-6.958-4.348-12.978-40-360.00-358.98-1.02-80.76-86.50-670.2-36.8-62.5-0.0-69.7

2005-08-27,091,625.98-24.97-159-26.02-170,387.58-6.991-4.378-12.991-40-360.00-359.95-0.05-80.19-85.67-668.9-33.4-63.8-0.0-67.7

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2005-03-21-

Maximum: 2005-08-30-

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Top-

-

-

-

51. First Payment Date-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

First-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Payment-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Date-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2005-05-1,050,301.98-0.97-4-0.65-262,575.50-6.644-2.969-12.644-46-360.00-355.00-5.00-87.05-88.52-733.4-57.6-7.3-0.0-100.0

2005-06-3,501,893.07-3.23-16-2.62-218,868.32-5.939-4.547-11.939-33-360.00-356.00-4.00-84.10-91.52-660.2-79.3-83.0-0.0-89.3

2005-07-3,555,558.17-3.28-21-3.44-169,312.29-6.780-4.483-12.836-34-360.00-357.00-3.00-87.13-94.40-673.5-70.4-73.2-0.0-97.1

2005-08-27,945,602.90-25.76-160-26.19-174,660.02-6.658-4.060-12.831-38-360.00-358.00-2.00-80.62-87.74-674.3-34.6-68.8-0.0-70.3

2005-09-46,250,560.03-42.63-256-41.90-180,666.25-6.946-4.330-12.968-41-360.00-359.00-1.00-80.44-85.95-670.5-34.7-61.3-0.0-69.2

2005-10-26,193,005.00-24.14-154-25.20-170,084.45-7.023-4.431-13.023-40-360.00-360.00-0.00-80.39-86.22-667.4-36.0-66.6-0.0-68.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2005-05-01-

Maximum: 2005-10-01-

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Top-

-

-

-

52. Maturity Date-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Maturity-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Date-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2035-04-1,050,301.98-0.97-4-0.65-262,575.50-6.644-2.969-12.644-46-360.00-355.00-5.00-87.05-88.52-733.4-57.6-7.3-0.0-100.0

2035-05-3,501,893.07-3.23-16-2.62-218,868.32-5.939-4.547-11.939-33-360.00-356.00-4.00-84.10-91.52-660.2-79.3-83.0-0.0-89.3

2035-06-3,555,558.17-3.28-21-3.44-169,312.29-6.780-4.483-12.836-34-360.00-357.00-3.00-87.13-94.40-673.5-70.4-73.2-0.0-97.1

2035-07-27,945,602.90-25.76-160-26.19-174,660.02-6.658-4.060-12.831-38-360.00-358.00-2.00-80.62-87.74-674.3-34.6-68.8-0.0-70.3

2035-08-46,250,560.03-42.63-256-41.90-180,666.25-6.946-4.330-12.968-41-360.00-359.00-1.00-80.44-85.95-670.5-34.7-61.3-0.0-69.2

2035-09-26,193,005.00-24.14-154-25.20-170,084.45-7.023-4.431-13.023-40-360.00-360.00-0.00-80.39-86.22-667.4-36.0-66.6-0.0-68.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2035-04-01-

Maximum: 2035-09-01-

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Top-

-

-

-

53. Next Due Date-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Next-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Due-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Date-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2005-08-6,165,055.60-5.68-42-6.87-146,787.04-6.247-4.404-13.064-25-360.00-357.85-2.15-79.65-94.70-688.6-57.9-92.4-0.0-66.0

2005-09-60,959,444.01-56.19-323-52.86-188,728.93-6.837-4.238-12.853-40-360.00-358.41-1.59-81.35-86.76-670.5-37.8-61.5-0.0-71.7

2005-10-41,372,421.54-38.13-246-40.26-168,180.58-6.957-4.332-12.957-40-360.00-359.47-0.53-80.36-86.09-669.3-34.8-66.3-0.0-70.9

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2005-08-01-

Maximum: 2005-10-01-

-

Top-

-

-

-

54. Paid Thru Date-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

Paid-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Thru-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Date-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

2005-07-6,165,055.60-5.68-42-6.87-146,787.04-6.247-4.404-13.064-25-360.00-357.85-2.15-79.65-94.70-688.6-57.9-92.4-0.0-66.0

2005-08-60,959,444.01-56.19-323-52.86-188,728.93-6.837-4.238-12.853-40-360.00-358.41-1.59-81.35-86.76-670.5-37.8-61.5-0.0-71.7

2005-09-41,372,421.54-38.13-246-40.26-168,180.58-6.957-4.332-12.957-40-360.00-359.47-0.53-80.36-86.09-669.3-34.8-66.3-0.0-70.9

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 2005-07-01-

Maximum: 2005-09-01-

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Top-

-

-

-

55. Payment Day-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Payment-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Day-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

1-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 1-

Maximum: 1-

Weighted Average: 1-

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Top-

-

-

-

56. Servicer-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Servicer-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

INDYMAC-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

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Top-

-

-

-

57. Days Delinquent-

-

-WeightedWeighted-Weighted-

% byWeighted-Average-Weighted-AverageWeighted-Average-

-Current-Current% of-Average-Weighted-Weighted-Average-Months-Average-Stated-Weighted-Average-OriginalPercent-Percent-Percent-

Days-Principal-Principal-Number of-Number of-Current-Average-Average-Maximum-to-Original-Remaining-Average-Original-Frequency-FICO-Full-Alt-Owner-Fixed-Percent

Delinquent-Balance-Balance-Loans-Loans-Balance-Coupon-Margin-Rate-Roll-Term-Term-Seasoning-CLTV-CLTV-Score-Doc-Occupied-Rate-IO

0 - 29-102,331,865.55-94.32-569-93.13-179,845.11-6.886-4.276-12.895-40-360.00-358.84-1.16-80.95-86.49-670.1-36.6-63.4-0.0-71.4

30 - 59-6,165,055.60-5.68-42-6.87-146,787.04-6.247-4.404-13.064-25-360.00-357.85-2.15-79.65-94.70-688.6-57.9-92.4-0.0-66.0

Total:-108,496,921.15-100.00-611-100.00-177,572.70-6.849-4.283-12.905-39-360.00-358.78-1.22-80.88-86.96-671.1-37.8-65.1-0.0-71.1

Minimum: 0-

Maximum: 30-

Weighted Average: 1.7-

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Top-

-

-

-

-

-

-

-

C:\indx_altb_prelim_083005.cas-